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                                                                    EXHIBIT 23.2

                CONSENT OF PERRY-SMITH, LLP, INDEPENDENT AUDITORS

         We consent to the reference to our firm under the caption "Experts" and in the use of our report dated January 23, 2002, in the Registration Statement on Form S-1 and related Prospectus of International DisplayWorks, Inc. for the registration of 4,199,299 shares of its common stock.

/s/ PERRY-SMITH LLP

Sacramento, California
February 4, 2004